EXHIBIT 99.1

Consolidated Communications Completes Acquisition of Enventis Corporation

MATTOON, Ill., Oct. 16, 2014 (GLOBE NEWSWIRE) -- Consolidated Communications Holdings, Inc. ("Consolidated") (Nasdaq:CNSL) announced today that it has completed the previously announced acquisition of Enventis Corporation ("Enventis") (Nasdaq:ENVE).

"We are excited to finalize the acquisition and are looking forward to the opportunities that lie ahead," said Bob Currey, Consolidated's Chairman and Chief Executive Officer. "This transaction with Enventis brings together two companies with similar strategies and consistent cash flows. The combined company will utilize its extensive fiber network to deliver a diverse set of revenues across multiple markets resulting in a stronger, more competitive company."

At the effective time of the merger, shares of Enventis common stock will be converted into the right to receive 0.7402 shares of common stock of the Company.

No fractional shares of Company common stock will be issued to any Enventis shareholder in the Merger. Each Enventis shareholder who would otherwise have been entitled to receive a fraction of a share of Company common stock in the Merger will receive an amount in cash (without interest), rounded to the nearest whole cent, equal to the product obtained by multiplying (i) the fractional share of Company common stock to which such holder would otherwise be entitled by (ii) $25.40 (which represents the last reported sale price of Company common stock on the Nasdaq Stock Market on the last complete trading day prior to the date of the effective time of the Merger).

About Consolidated

Consolidated Communications Holdings, Inc. is a leading communications provider within its six state operations of California, Illinois, Kansas, Missouri, Pennsylvania and Texas. Headquartered in Mattoon, IL, Consolidated has been providing services in many of its markets for over a century. With one of the highest quality networks in the industry, Consolidated offers a wide range of communications services, including IP-based digital and high definition television, high speed internet, Voice over IP, carrier access, directory publishing and local and long distance service.

Safe Harbor

The Securities and Exchange Commission ("SEC") encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions. Certain statements in this press release are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results. There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include our ability to complete the acquisition of Enventis and successfully integrate Enventis' operations and realize the synergies from the acquisition, as well as a number of factors related to our business and that of Enventis, including economic and financial market conditions generally and economic conditions in Consolidated's and Enventis' service areas; various risks to shareholders of not receiving dividends and risks to Consolidated's ability to pursue growth opportunities if Consolidated continues to pay dividends according to the current dividend policy; various risks to the price and volatility of Consolidated's common stock; changes in the valuation of pension plan assets; the substantial amount of debt and Consolidated's ability to repay or refinance it or incur additional debt in the future; Consolidated's need for a significant amount of cash to service and repay the debt and to pay dividends on the common stock; restrictions contained in the debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with Consolidated's possible pursuit of acquisitions; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of Consolidated's and Enventis' network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in Consolidated's and Enventis' filings with the Securities and Exchange Commission, including their reports on Form 10-K and Form 10-Q. Many of these circumstances are beyond our ability to control or predict. Moreover, forward-looking statements necessarily involve assumptions on our part. These forward-looking statements generally are identified by the words "believe", "expect", "anticipate", "estimate", "project", "intend", "plan", "should", "may", "will", "would", "will be", "will continue" or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Consolidated Communications Holdings, Inc. and its subsidiaries to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this press release. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we disclaim any intention or obligation to update or revise publicly any forward-looking statements. You should not place undue reliance on forward-looking statements.

CONTACT: Matt Smith
         VP of Finance & Treasurer
         217-258-2959
         matthew.smith@consolidated.com